[LETTERHEAD OF ACCOUNTANT]

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



November 5, 1997


CyberAmerica Corporation
Salt Lake City, Utah

We hereby consent to the use of our audit report as of and for the year ended December 31, 1996 dated April 14, 1997 in the Form S-8 Registration Statement of CyberAmerica Corporation.


                              /s/Andersen Andersen & Strong
                              Andersen Andersen & Strong